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                                                                   EXHIBIT 23.2


                                   CONSENT OF
                        WEINICK SANDERS LEVENTHAL & CO..

         We hereby consent to the incorporation by reference in this Prospectus constituting part of the Registration Statement of Form S-8 of our reports appearing in the CRYO-CELL INTERNATIONAL, INC., a Delaware corporation, Form 10-KSB filed for the year ended November 30, 1999.

Dated:   June 14, 2000                      /s/ WEINICK SANDERS LEVENTHAL CO.
        ---------------                     ---------------------------------
                                            WEINICK SANDERS LEVENTHAL & CO.







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